Exhibit 99.1

Sunnova Helios III Issuer, LLC

Solar Loan Backed Notes, Series 2019-A

Sample Solar Loan Agreed-Upon Procedures

Report To:

Sunnova Energy Corporation

Sunnova Helios III Depositor, LLC

28 February 2019

Report of Independent Accountants on Applying Agreed-Upon Procedures

Sunnova Energy Corporation

Sunnova Helios III Depositor, LLC

20 East Greenway Plaza #475

Houston, Texas 77046

Re:	Sunnova Helios III Issuer, LLC (the “Issuer”)

Solar Loan Backed Notes, Series 2019-A (the “Notes”)

Sample Solar Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Sunnova Energy Corporation (the “Originator”), Sunnova Helios III Depositor, LLC (the “Depositor”) and Credit Suisse Securities (USA) LLC (“Credit Suisse,” together with the Originator and Depositor, the “Specified Parties”), solely to assist the Depositor with respect to certain information relating to a pool of solar loans (the “Solar Loans”) originated by the Originator to finance the cost of residential obligors of the purchase and installation of photovoltaic systems relating to the Issuer’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Originator, on behalf of the Depositor, provided us with:

a.

An electronic data file labeled “4.9 2019-A AUP Data Tape_2018.12.31_vF.xlsb” and the corresponding record layout and decode information (the “Sample Data File”) that the Originator, on behalf of the Depositor, indicated contains information on 300 solar loans (the “Sample Solar Loans”) originated by the Originator to finance the cost of residential obligors of the purchase and installation of photovoltaic systems as of 31 December 2018 (the “Preliminary Cut-Off Date”),

b.	Imaged copies of:

i.	The customer loan agreement, amendment and/or change order thereto or other related documents (collectively and as applicable, the “Agreement”) and

ii.	The work order, amendment and/or change order thereto (collectively and as applicable, the “Work Order,” together with the Agreement, the “Source Documents”)

that the Originator, on behalf of the Depositor, indicated relate to each Sample Solar Loan,

c.

A servicing system extraction file labeled “4.10 Sunnova Supplementary Schedule.xlsb” and the corresponding record layout and decode information (the “Supplemental Sample Query,” together with the Source Documents, the “Sources”) that the Originator, on behalf of the Depositor, indicated contains information relating to the Sample Solar Loans,

d.	The list of relevant characteristics (the “Sample Characteristics”) on the Sample Data File, which is shown on Exhibit 1 to Attachment A, and

e.	Instructions, assumptions and methodologies, which are described in Attachment A.

The Originator, on behalf of the Depositor, indicated that the Sample Solar Loans on the Sample Data File were selected by Credit Suisse, on behalf of the Depositor. The Originator or Credit Suisse, on behalf of the Depositor, did not inform us as to the basis for how Credit Suisse, on behalf of the Depositor, determined the number of Sample Solar Loans or methodology Credit Suisse, on behalf of the Depositor, used to select the Sample Solar Loans on the Sample Data File. Additionally, the Originator, on behalf of the Depositor, indicated that the Sample Solar Loans are expected to be representative of the Solar Loans.

For the purpose of the procedures described in this report, the 300 Sample Solar Loans are referred to as Sample Solar Loan Numbers 1 through 300.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Sample Data File, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Sample Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Sources or any other information provided to us by the Originator, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Sample Solar Loans or Solar Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Originator, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Solar Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Solar Loans,

iii.	Whether the originator of the Solar Loans complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Solar Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

28 February 2019

Attachment A

Procedures performed and our associated findings

1.	For each Sample Solar Loan, we:

a.

Compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Sample Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Sources, subject to the instructions, assumptions and methodologies provided by the Originator, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source(s) that we were instructed by the Originator, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

b.	Observed that the Agreement contained an annual escalator in the Your EZ Own Agreement Terms section of each Sample Solar Loan with a contract type value of “EZ-Own,” as shown on the Sample Data File.

Exhibit 1 to Attachment A

Sample Characteristics and Sources

Sample Characteristic	Sample Data File Field Name	Source(s)	Note(s)
System ID	System ID	Agreement	i.

Installation state	State	Agreement

Contract term (months)	Contract Term (months)	Agreement

Guaranteed solar rate	Guaranteed Solar Rate ($/kWh)	Agreement	ii.

Annual contract escalator (%)	Annual Contract Escalator	Agreement	iii.

Guaranteed production (kWh)	Guaranteed Production (kWh)	Agreement	iv.

APR (%)	APR	Agreement

Channel partner	Channel Partner	Agreement or Supplemental Sample Query	v., vi.

First payment date	First Payment Date	Supplemental Sample Query

Last payment date	Maturity Date	Agreement, Supplemental Sample Query and recalculation	vii.

Number of payments made (months)	Number of Payments Made	Supplemental Sample Query and recalculation	viii.

Remaining contract term (months)	Remaining Term (months)	Agreement, Supplemental Sample Query and recalculation	ix.

System size (kW)	System Size (kW)	Work Order or Supplemental Sample Query	v.

Utility	Utility	Work Order or Supplemental Sample Query	v., vi.

Panel manufacturer	Module Manufacturer	Work Order or Supplemental Sample Query	v., vi.

Inverter manufacturer	Inverter Manufacturer	Work Order or Supplemental Sample Query	v., vi.

Expected year 1 production (kWh)	Expected Year 1 Production	Supplemental Sample Query

FICO score	FICO	Supplemental Sample Query

InService date	In-Service Date	Supplemental Sample Query

Inverter type	Inverter Type	Supplemental Sample Query

Payment type (ACH)	Payment Type	Supplemental Sample Query

Original loan balance	Original Loan Balance	Agreement	x.

Original loan balance 30%	Original Loan Balance 30%	Agreement and recalculation	x., xi., xii.

Original loan balance 70%	Original Loan Balance 70%	Agreement and recalculation	x., xi., xiii.

Current EZ own balance	Current EZ-Own Balance	Supplemental Sample Query

Exhibit 1 to Attachment A

Sample Characteristic	Sample Data File Field Name	Source(s)	Note(s)

Current loan balance	Current Loan Balance	Supplemental Sample Query

Current loan balance 30%	Current Loan Balance 30%	Supplemental Sample Query

Current loan balance 70%	Current Loan Balance 70%	Supplemental Sample Query

Scheduled prepayment deadline	Scheduled Prepayment Deadline	Supplemental Sample Query

Current monthly payment	Current Monthly Payment	Supplemental Sample Query

Notes:

i.	For identification purposes only.

ii.

For the purpose of comparing the guaranteed solar rate Sample Characteristic for each Sample Solar Loan, the Originator, on behalf of the Depositor, instructed us to ignore differences of +/- $0.01 or less.

iii.

The Originator, on behalf of the Depositor, instructed us not to compare the annual contract escalator (%) Sample Characteristic for each Sample Solar Loan with a contract type value of “Loan,” as shown on the Sample Data File.

iv.

For the purpose of comparing the guaranteed production (kWh) Sample Characteristic for each Sample Solar Loan, the Originator, on behalf of the Depositor, instructed us to ignore differences of +/- 1.00 kWh or less.

Exhibit 1 to Attachment A

Notes: (continued)

v.

For the purpose of comparing the indicated Sample Characteristics for each Sample Solar Loan, the Originator, on behalf of the Depositor, instructed us to use the Supplemental Sample Query as the Source if the information, as shown on the Agreement or Work Order, as applicable, is different than the corresponding information, as shown on the Sample Data File (and in accordance with note vi. below, as applicable).

vi.

For the purpose of comparing the indicated Sample Characteristics for each Sample Solar Loan, the Originator, on behalf of the Depositor, instructed us to ignore differences due to abbreviations, truncations and spelling errors.

vii.

For the purpose of comparing the last payment date Sample Characteristic for each Sample Solar Loan, the Originator, on behalf of the Depositor, instructed us to recalculate the last payment date by adding the:

a.	Number of months resulting from subtracting:

(1)	1 month from the

(2)	Contract term (months), as shown on the Agreement,

to

b.	First payment date, as shown on the Supplemental Sample Query.

viii.

For the purpose of comparing the number of payments made (months) Sample Characteristic for each Sample Solar Loan, the Originator, on behalf of the Depositor, instructed us to recalculate the number of payments made (months) by:

a.	Calculating the difference in days using the YEARFRAC function in Microsoft Excel between:

(1)	The earlier of the:

(i)	End of the month prior to the first payment date, as shown on the Supplemental Sample Query, and

(ii)	Preliminary Cut-Off Date

and

(2)	Preliminary Cut-Off Date,

b.	Multiplying the result obtained in a. above by 12 and

c.	Rounding the result obtained in b. above to the nearest integer.

ix.

For the purpose of comparing the remaining contract term (months) Sample Characteristic for each Sample Solar Loan, the Originator, on behalf of the Depositor, instructed us to recalculate the remaining contract term (months) by subtracting the:

a.	Number of payments made (months), as recalculated in note viii. above, from

b.	Contract term (months), as shown on the Agreement.

Exhibit 1 to Attachment A

Notes: (continued)

x.	For the purpose of comparing the indicated Sample Characteristics for each Sample Solar Loan, the Originator, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

xi.

The Originator, on behalf of the Depositor, instructed us not to compare the indicated Sample Characteristics for each Sample Solar Loan with a contract type value of “EZ-Own,” as shown on the Sample Data File.

xii.

For the purpose of comparing the original loan balance 30% Sample Characteristic for each Sample Solar Loan with a contract type value of “Loan,” as shown on the Sample Data File, the Originator, on behalf of the Depositor, instructed us to recalculate the original loan balance 30% by multiplying the:

a.	Original loan balance, as shown on the Agreement, by

b.	30%

(and in accordance with note x. above).

xiii.

For the purpose of comparing the original loan balance 70% Sample Characteristic for each Sample Solar Loan with a contract type value of “Loan,” as shown on the Sample Data File, the Originator, on behalf of the Depositor, instructed us to recalculate the original loan balance 70% by multiplying the:

a.	Original loan balance, as shown on the Agreement, by

b.	70%

(and in accordance with note x. above).

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Originator, on behalf of the Depositor, described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Solar Loan Number	Sample Characteristic	Sample Data File Value	Source Value
57	Guaranteed production (kWh)	6,002.00 kWh	7,097.00 kWh

60	Guaranteed production (kWh)	7,581.13 kWh	7,374.00 kWh

95	Guaranteed production (kWh)	7,328.00 kWh	7,172.00 kWh

149	Guaranteed production (kWh)	5,008.06 kWh	5,074.00 kWh

159	Guaranteed production (kWh)	7,147.73 kWh	7,355.00 kWh

163	Guaranteed production (kWh)	8,209.29 kWh	8,220.00 kWh

165	Guaranteed production (kWh)	8,506.65 kWh	8,646.00 kWh

206	Guaranteed production (kWh)	6,398.03 kWh	6,290.00 kWh

214	Guaranteed production (kWh)	9,924.00 kWh	9,743.00 kWh